                                                                Exhibit (10)(vi)

                         SUPPLEMENTAL INCOME AGREEMENT

     AGREEMENT entered into as of the first day of October, 1985 between Home Savings and Loan Association, a domestic Corporation having its principal office in Albemarle, NC (hereinafter referred to as the Company) and Robert Ronald Swanner of Albemarle, North Carolina (hereinafter referred to as the Employee).

                                  WITNESSETH:

     WHEREAS the Employee has been employed by the Company since 4/22/74 and is now employed in the capacity of Executive Vice President; and,

     WHEREAS, the performance of the Employee is such that assurance of his continued services is essential to the future growth and profits of the Company; and,

     WHEREAS, the Company desires to retain the services of the Employee, and realizes that if the Employee were to leave the Company it would suffer a substantial financial loss; and,

     WHEREAS, the Employee is willing to continue in the employ of the Company if the Company will agree to pay to the Employee or his designees certain benefits in accordance with the provisions and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Remuneration: During the period of the Employee's employment with the
         ------------
         Company, the Company will pay the Employee for services to be rendered:

         A.  Cash amounts at rates and times mutually agreed upon; and,

         B. Additional amounts, payment of which will be deferred pursuant to the terms hereinafter set forth.

     2.  Retirement Benefit: Upon attainment of the first day of the month
         ------------------
         following the employee's 65th birthday, the Company will commence to pay him $861 per month for a continuous period of 180 months. However, any amount payable under this Section shall be reduced by any disability payments already paid under Section 4 of this agreement. In the event that the Employee shall die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     3.  Death Benefit: Should the Employee die while in the employment of the
         -------------
         Company and prior to the attainment of the first day of the month following his 65th birthday, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $861 per month for a continuous period of 180 months to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. However, any amount payable under this Section shall be reduced by any disability payments already paid under Section 4 of this agreement. Irrespective of the above, however, if the Employee dies as a result of suicide within two years of the execution of this Agreement, no death benefit shall be payable. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrators of the Employee's estate.

     4.  Disability Benefit:
         -------------------

         A. If the Employee shall become disabled-(as defined in paragraph B of this Section 4) prior to the attainment of his 65th birthday and prior to his termination of employment, the Company shall commence to pay him $861 per month for a continuous period of 180 months. In the event that the Employee should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

         B. The Employee shall be considered disabled for the purposes of this Agreement if he is unable to perform the duties of his position for a continuous period of 6 months or more. During such 6 month period, the Employee must be under the regular care of a State licensed medical doctor (M.D.) or osteopathic physician (D.O.). For the purposes of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Employee's physical or mental disability, the question shall be settled by the opinion of a medical doctor or osteopathic physician licensed by the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     5.  Early Retirement Benefit: In event the Employee's employment with the
         ------------------------
         Company terminates for any reason other than disability, death, or the attainment of his 65th birthday, and on such termination date the employee has 30 years of employment with the Company, the employee shall be entitled to the monthly income stipulated in Section 2 of this Agreement, reduced by 4% for each year the employee is younger than age 65 when such income begins. Such payments shall begin on a date to be determined by the Company, but within six months from the date of termination. However, any amount payable under this Section shall be reduced by any disability payments already paid under Section 4 of this Agreement. In the event that the Employee shall die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     6.  Forfeiture Provisions:
         ----------------------

         A. During the period the retirement benefit is payable to the Employee under Section 2 or Section 5 of this Agreement, the Employee shall not engage in business activities in Stanly County North Carolina which are in competition with the Company without first obtaining the written consent of the Company.

         B. During the period the retirement benefit is payable to the Employee under Section 2 or Section 5 of the Agreement, the Employee shall be available to render consulting services to the Company upon request by an officer of the Company, but such requests shall not be made more frequently than once each month. The Employee shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

         C. Payment of the retirement benefit under this Agreement may be terminated by the Company, if the Employee fails to comply with either of the conditions set forth in paragraph (A) and (B) of this
             Section 6.

     7.  General Provisions:
         ------------------

         A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

         B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Company to the Employee whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate his employment.

         C. The rights of the Employee under this Agreement and of any beneficiary of the Employee shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Employee or his beneficiaries or to be considered security for the performance of the obligations of the Company but shall be, and remain, a general unpledged, unrestricted asset of the Company.

         D. The Company hereby reserves the right to accelerate the payments specified in Sections 2, 3, 4 and 5 above without the consent of the Employee, his estate, beneficiaries, or any other person claiming through or under him.

         E. The Company agrees that it will not merge or consolidate with any other Company or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Company or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in the Section, without having made adequate provision for the fulfilling of its obligations hereunder.

         F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

         G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the said Company has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its Corporate seal, attested by its Secretary, and the said Employee has hereunto set his hand and seal, all on the day and year first above written.

ATTEST:                                HOME SAVINGS AND LOAN ASSOCIATION,
                                       ALBEMARLE, NC

/s/ Sheila S. Barbee                   By /s/ Carl M. Hill, President    (Seal)
---------------------------------         -------------------------------


WITNESS:/s/ Bobby Doby, Jr.               /s/ R. Ronald Swanner          (Seal)
        -------------------------         -------------------------------
                                                (The Employee)

                         BENEFICIARY DESIGNATION FORM

     As Beneficiary to receive any death benefits payable on my behalf from Home Savings and Loan Association, Albemarle, NC, I designate the following:

            NAME         DATE OF BIRTH     ADDRESS            RELATIONSHIP
            ----         -------------     -------            ------------

PRIMARY:
-------

         Beth M. Swanner   10/13/49   1415 Northridge Drive, Albemarle, NC  Wife
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CONTINGENT, If Any:

   Mary Leslie Swanner    3/14/71    1415 Northridge Drive, Albemarle, NC   Daughter
------------------------------------------------------------------------------------
   Ashley Leigh Swanner   7/19/76    1415 Northridge Drive, Albemarle, NC   Daughter
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

(Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or the Administrator of your Estate.)

Name of Spouse if not given above:
                                  ---------------------------------------------

/s/ Bobby Doby, Jr.                    /s/ Robert Ronald Swanner
---------------------------------      ----------------------------------------
Witness                                Signature of Employee


                                       October 1, 1985
                                       ----------------------------------------
                                       Date


Note: The original should be retained by the Company and one copy by the Employee.

                         SUPPLEMENTAL INCOME AGREEMENT


     AGREEMENT entered into as of the first day of October, 1985 between Home Savings and Loan Association , a domestic Corporation having its principal office in Albemarle, NC (hereinafter referred to as the Company) and Carl Melvin Hill of Albemarle, North Carolina (hereinafter referred to as the Employee).

                                  WITNESSETH:

     WHEREAS the Employee has been employed by the Company since 5/1/57 and is now employed in the capacity of President; and,

     WHEREAS, the performance of the Employee is such that assurance of his continued services is essential to the future growth and profits of the Company; and,

     WHEREAS, the Company desires to retain the services of the Employee, and realizes that if the Employee were to leave the Company it would suffer a substantial financial loss; and,

     WHEREAS, the Employee is willing to continue in the employ of the Company if the Company will agree to pay to the Employee or his designees certain benefits in accordance with the provisions and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Remuneration: During the period of the Employee's employment with the
         ------------
         Company, the Company will pay the Employee for services to be rendered:

         A.  Cash amounts at rates and times mutually agreed upon; and,

         B. Additional amounts, payment of which will be deferred pursuant to the terms hereinafter set forth.

     2.  Retirement Benefit: Upon attainment of the first day of the month
         ------------------
         following the employee's 65th birthday, the Company will commence to pay him $1,200 per month for a continuous period of 180 months. However, any amount payable under this Section shall be reduced by any disability payments already paid under Section 4 of this agreement. In the event that the Employee shall die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     3.  Death Benefit: Should the Employee die while in the employment of the
         -------------
         Company and prior to the attainment of the first day of the month following his 65th birthday, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $ 1,200 per month for a continuous period of 180 months to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. However, any amount payable under this Section shall be reduced by any disability payments already paid under Section 4 of this agreement. Irrespective of the above, however, if the Employee dies as a result of suicide within two years of the execution of this Agreement, no death benefit shall be payable. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrators of the Employee's estate.

     4.  Disability Benefit:
         -------------------

         A. If the Employee shall become disabled-(as defined in paragraph B of this Section 4) prior to the attainment of his 65th birthday and prior to his termination of employment, the Company shall commence to pay him $1,200 per month for a continuous period of 180 months. In the event that the Employee should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

         B. The Employee shall be considered disabled for the purposes of this Agreement if he is unable to perform the duties of his position for a continuous period of 6 months or more. During such 6 month period, the Employee must be under the regular care of a State licensed medical doctor (M.D.) or osteopathic physician (D.O.). For the purposes of this Section, or any other Section relating to disability, if there is any dispute between the parties as to the Employee's physical or mental disability, the question shall be settled by the opinion of a medical doctor or osteopathic physician licensed by the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

     5.  Early Retirement Benefit: In event the Employee's employment with the
         ------------------------
         Company terminates for any reason other than disability, death, or the attainment of his 65th birthday, and on such termination date the employee has 30 years of employment with the Company, the employee shall be entitled to the monthly income stipulated in Section 2 of this Agreement, reduced by 4% for each year the employee is younger than age 65 when such income begins. Such payments shall begin on a date to be determined by the Company, but within six months from the date of termination. However, any amount payable under this Section shall be reduced by any disability payments already paid under Section 4 of this Agreement. In the event that the Employee shall die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of 9 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     6.  Forfeiture Provisions:
         ----------------------

         A. During the period the retirement benefit is payable to the Employee under Section 2 or Section 5 of this Agreement, the Employee shall not engage in business activities in Stanly County North Carolina which are in competition with the Company without first obtaining the written consent of the Company.

         B. During the period the retirement benefit is payable to the Employee under Section 2 or Section 5 of the Agreement, the Employee shall be available to render consulting services to the Company upon request by an officer of the Company, but such requests shall not be made more frequently than once each month. The Employee shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

         C. Payment of the retirement benefit under this Agreement may be terminated by the Company, if the Employee fails to comply with either of the conditions set forth in paragraph (A) and (B) of this
             Section 6.

     7.  General Provisions:
         ------------------

         A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

         B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Company to the Employee whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate his employment.

         C. The rights of the Employee under this Agreement and of any beneficiary of the Employee shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Employee or his beneficiaries or to be considered security for the performance of the obligations of the Company but shall be, and remain, a general unpledged, unrestricted asset of the Company.

         D. The Company hereby reserves the right to accelerate the payments specified in Sections 2, 3, 4 and 5 above without the consent of the Employee, his estate, beneficiaries, or any other person claiming through or under him.

         E. The Company agrees that it will not merge or consolidate with any other Company or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Company or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in the Section, without having made adequate provision for the fulfilling of its obligations hereunder.

         F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

         G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the said Company has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its Corporate seal, attested by its Secretary, and the said Employee has hereunto set his hand and seal, all on the day and year first above written.

ATTEST:                              HOME SAVINGS AND LOAN ASSOCIATION,
                                     ALBEMARLE, NC

/s/ Sheila S. Barbee                 By /s/ Carl M. Hill, President       (Seal)
----------------------------            ----------------------------------


WITNESS: /s/ Bobby Doby, Jr.          /s/ Carl M. Hill                    (Seal)
         -------------------         -------------------------------------
                                             (The Employee)

                         BENEFICIARY DESIGNATION FORM

     As Beneficiary to receive any death benefits payable on my behalf from Home

Savings and Loan Association, Albemarle, NC, I designate the following :

         NAME              DATE OF BIRTH  ADDRESS                   RELATIONSHIP
         ----              -------------  -------                   ------------


PRIMARY:
-------

         Peggy B. Hill     12/10/27  P.O. Box 489, Albemarle, N.C.        Wife
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


CONTINGENT, If Any:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


(Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or the Administrator of your Estate.)

Name of Spouse if not given above:
                                  ----------------------------------------------

/s/ Bobby Doby, Jr.                          /s/ Carl M. Hill
-------------------------------              -----------------------------------
Witness                                      Signature of Employee


                                             October 1, 1985
                                             -----------------------------------
                                             Date



Note: The original should be retained by the Company and one copy by the Employee.

                                FIRST AMENDMENT

                                      TO

               CARL MELVIN HILL'S SUPPLEMENTAL INCOME AGREEMENT
               -------------------------------------------------

     This First Amendment to this "Agreement" entered into by Home Savings & Loan Association, hereafter referred to as "Company" and Carl Melvin Hill, hereafter referred to as "Employee", is made this 20th day of May , 1991.
                                                  -----

                                  WITNESSETH
                                  ----------

     WHEREAS, Home Savings & Loan Association (Company), in Albemarle, North Carolina, entered into a non-qualified Supplemental Income Agreement (Agreement) on October 1, 1985 with Carl Melvin Hill (Employee); and

     WHEREAS, the Board of Directors of the Company have by appropriate resolution authorized the amendment of this Agreement to be effective April 1, 1991. The following sections of this Agreement are amended as follows:

     Section 2, Retirement Benefit. The first sentence of this Section 2 is
                ------------------
deleted and the following is substituted:

          "Upon the later of (i) the Employee's 62nd birthday, or (ii) his actual retirement, the Company will commence to pay the Employee $1,200 per month for a continuous period of 216 months"

     Section 3, Death Benefit. The first sentence of this Section 3 is deleted
                --------------
and the following is substituted:

          "Should the Employee die while in the employment of the Company and prior to the later of the attainment of the first day of the month following his 62nd birthday or the commencement of the retirement benefit payable in Section 2 above, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $1,200 per month for a continuous period of 216 months to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing."

     Section 4, Disability Benefit - Subsection A. The first sentence of Section
                -------------------
4A is deleted and the following is substituted:

          "If the Employee shall become disabled (as defined in paragraph B of this Section 4) prior to the attainment of his 62nd birthday and prior to his termination of employment, the Company shall commence to pay him $1,200 per month for a continuous period of 216 months."

     Section 5, Early Retirement Benefit. In the first sentence of this Section
                --------------------------
5, the term "65th birthday" is replaced by the term "62nd birthday" in both places in this first sentence.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be amended and signed in its Corporate name by its duly authorized officer and attested its Secretary, and said Employee has hereunto set his hand and seal, on 20th day of May , 1991.


(SEAL)                        HOME SAVINGS & LOAN ASSOCIATION
                              Albemarle, North Carolina


                              By: /s/ R. Ronald Swanner, Exec. Vice President
                                 ---------------------------------------------

ATTEST:


/s/ Sheila S. Barbee
---------------------------
SECRETARY

                              EMPLOYEE:


/s/ Bonnie P. Pinion          /s/ Carl M. Hill
-------------------------     ------------------------------------------------
Witness                       Carl M. Hill